                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                   __________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                   __________________________________________


                        DATE OF REPORT:  MARCH 21, 1997

                   __________________________________________

                       DANNINGER MEDICAL TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  ___________________________________________

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

     Delaware                        000-16893                  31-0992628
     --------                        ---------                  ----------
(STATE OR OTHER               (COMMISSION FILE NO.)            (IRS EMPLOYER
JURISDICTION OF                                            IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)
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                  ___________________________________________


                         5160-A Blazer Memorial Parkway
                            Dublin, Ohio 43017-1339
                                 (614)718-0530
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                      INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                   __________________________________________


                                 Not Applicable
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                   __________________________________________
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ITEM  5.  OTHER EVENTS.

         On March 21, 1997, Danninger Medical Technology, Inc. a Delaware corporation ("Danninger"), is merging its subsidiary Danninger Healthcare, Inc. an Ohio corporation, into itself and changing its name to Cross Medical Products, Inc., a Delaware corporation ("Cross"). Danninger is filing the necessary merger documents with the Secretary of State of Delaware and Ohio on March 21, 1997. On Monday, March 24, 1997, Cross will begin trading on the Nasdaq SmallCap Market under the trading symbol "CRSS."


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)     EXHIBITS.


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
    Exhibit No.                   Description
        2 Agreement and Plan of Merger between Danninger Medical Technology, Inc. and Danninger Healthcare, Inc.

        99 Press Release of Danninger Medical Technology, Inc., dated March 20, 1997.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DANNINGER MEDICAL TECHNOLOGY, INC.


Date:  March 20, 1997                   By: /s/ Paul A. Miller
                                            ----------------------------------
                                            Paul A. Miller, Vice President and
                                            Chief Financial Officer
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                                 EXHIBIT INDEX


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
        Exhibit No                      Description                          Page
            2            Agreement and Plan of Merger between
                         Danninger Medical Technology, Inc. and
                         Danninger Healthcare, Inc.

           99 Press Release of Danninger Medical Technology, Inc., dated March 20, 1997.
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